UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

230 Park Avenue, Suite 1635
New York, NY 10169
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue, Suite 1635
New York, NY 10169
(Name and address of agent for service)

(212) 856-8250 or (800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

Item 1. Report to Stockholders.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2004 (Unaudited)

Shares		Value
	COMMON STOCKS - 95.90%
	Aerospace - 5.99%
5,000	Applied Signal Technology, Inc.	$175,250
1,500	The Boeing Company	76,635
8,000	Cubic Corporation	167,440
4,000	DRS Technologies, Inc.*	127,600
5,000	Frequency Electronics, Inc.	70,700
2,500	L-3 Communications Holdings, Inc.	167,000
2,000	Lockheed Martin Corporation	104,160
3,000	Northrop Grumman Corporation	161,100
		1,049,885
	Banks - 1.49%
5,000	Abigail Adams National Bancorp, Inc.	75,250
1,000	HSBC Holdings plc ADR(1)	74,910
4,000	U.S. Bancorp	110,240
		260,400
	Beverages - 0.67%
2,000	Coca-Cola Bottling Co.	115,780

	Biotechnology - 6.71%
2,000	Amgen Inc.*	109,140
3,000	Chiron Corporation*	133,920
3,000	Gen-Probe Incorporated*	141,960
2,000	Genentech, Inc.*	112,400
4,000	Genzyme Corporation*	189,320
1,500	Gilead Sciences, Inc.*	100,500
4,000	Martek Biosciences Corporation*	224,680
4,000	MedImmune, Inc.*	93,600
5,000	Millennium Pharmaceuticals, Inc.*	69,000
		1,174,520
	Chemicals - 4.38%
4,000	Airgas, Inc.	95,640
12,000	PolyOne Corporation*	89,280
3,000	Rohm and Haas Company	124,740
8,000	RPM International, Inc.	121,600
2,000	Sigma-Aldrich Corporation	119,220
35,000	W.R. Grace & Co.*	217,000
		767,480

See notes to the financial statements.

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THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2004 (Unaudited)

Shares		Value
	Drugs - 2.30%
3,000	Bristol-Myers Squibb Company	$73,500
5,000	Covance Inc.*	192,900
2,000	Pfizer Inc.	68,560
1,000	Teva Pharmaceutical Industries Ltd. ADR(1)	67,290
		402,250
	Electrical Equipment - 0.55%
3,000	Molex Incorporated	96,240

	Electronics - 1.06%
2,000	Avid Technology, Inc.*	109,140
2,000	SONY CORPORATION ADR(1)	76,100
		185,240
	Energy - 3.87%
2,500	Apache Corporation	108,875
2,000	Burlington Resources Inc.	72,360
55,000	Canadian Superior Energy, Inc.*(1)	84,700
2,000	Devon Energy Corporation	132,000
3,000	Patina Oil & Gas Corporation	89,610
16,000	The Williams Companies, Inc.	190,400
		677,945
	Glass - 0.89%
12,000	Corning Incorporated*	156,720

	Health Care - 2.44%
1,700	Apria Healthcare Group Inc.*	48,790
2,250	DaVita, Inc.*	69,367
4,000	Manor Care, Inc.	130,720
2,500	Medco Health Solutions, Inc.*	93,750
1,000	Quest Diagnostics Incorporated	84,950
		427,577
	Instrumentation - 2.45%
2,000	Applied Materials, Inc.*	39,240
1,000	KYOCERA CORPORATION ADR(1)	85,800
5,000	Nanometrics Incorporated*	56,900
2,500	Rockwell Automation, Inc.	93,775
5,000	Thermo Electron Corporation*	153,700
		429,415
	Insurance - 2.64%
1,500	American International
	Group, Inc.	106,920

See notes to the financial statements.

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THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2004 (Unaudited)

Shares		Value

	COMMON STOCKS - 95.90% (continued)
	Insurance - 2.64% (continued)
400	White Mountains Insurance Group Ltd.(1)	$204,000
2,000	XL Capital Ltd. - Class A(1)	150,920
		461,840
	Machinery - 0.50%
1,000	Briggs & Stratton Corporation	88,350

	Medical Technology - 2.19%
2,500	Biomet, Inc.	111,100
5,000	Cytyc Corporation*	126,850
3,000	Medtronic, Inc.	146,160
		384,110
	Metals & Mining - 2.54%
10,000	Coeur d’Alene Mines Corporation	40,800
2,000	Commercial Metals Company	64,900
5,000	Inco Limited*(1)	172,800
10,000	Placer Dome Inc.(1)	166,400
		444,900
	Miscellaneous - 3.07%
4,000	Axsys Technologies, Inc.*	88,440
2,000	Central European Distribution Corporation*	51,820
2,000	Ceradyne, Inc.*	71,540
5,000	ChipMOS TECHNOLOGIES LTD.*(1)	34,850
2,500	Global Imaging Systems, Inc.*	91,650
2,500	Novatel Wireless, Inc.*	66,250
2,500	Psychiatric Solutions, Inc.*	62,325
3,000	Telik, Inc.*	71,610
		538,485
	Office Equipment - 4.73%
20,000	Cray, Inc.*	132,400
8,000	Dell Computer Corporation*	286,560
10,000	EMC Corporation*	114,000
7,000	Network Appliance, Inc.*	150,710
5,000	Storage Technology Corporation*	145,000
		828,670
	Publishing, Video, Broadcast - 0.94%
6,000	XM Satellite Radio Holdings Inc.*	163,740

See notes to the financial statements.

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THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2004 (Unaudited)

Shares		Value

	Retail - 6.24%
3,000	Aeropostale, Inc.*	$80,730
2,000	Costco Wholesale Corporation	82,140
7,000	The Home Depot, Inc.	246,400
2,000	Nordstrom, Inc.	85,220
5,000	PETsMART, Inc.	162,250
7,000	Saks Incorporated*	105,000
5,000	Tiffany & Co.	184,250
3,000	V. F. Corporation	146,100
		1,092,090
	Semiconductors - 6.47%
5,000	Analog Devices, Inc.	235,400
5,000	Applied Micro Circuits Corporation*	26,600
2,500	AU Optronics Corp. ADR(1)	40,850
4,000	Broadcom Corporation*	187,080
6,000	Intel Corporation	165,600
5,000	IXYS Corporation*	39,400
3,000	Lam Research Corporation*	80,400
10,000	Micron Technology, Inc.*	153,100
7,000	RF Micro Devices, Inc.*	52,500
14,000	Vitesse Semiconductor Corporation*	68,320
2,500	Xilinx, Inc.	83,275
		1,132,525
	Services - 15.43%
3,500	Amazon.com, Inc.*	190,400
1,500	Celgene Corporation*	85,890
5,000	chinadotcom corporation - Class A*(1)	36,900
5,000	Cintas Corporation	238,350
2,500	eBay Inc.*	229,875
5,000	Ecolab Inc.	158,500
1,500	FedEx Corp.	122,535
5,000	First Data Corporation	222,600
3,000	GTECH Holdings Corporation	138,930
3,200	Iron Mountain Incorporated*	154,432
3,000	Landstar System, Inc.*	158,610
4,000	Monster Worldwide Inc.*	102,880
15,000	NIC Inc.*	107,550
50,000	Private Business, Inc.*	121,500
6,000	SeaChange International, Inc.*	101,280
18,448	SoftBrands, Inc.*	22,138
6,000	Southwest Airlines Co.	100,620
10,000	SPACEHAB, Incorporated*	36,700

See notes to the financial statements.

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THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2004(Unaudited)

Shares		Value

	COMMON STOCKS - 95.90% (continued)
	Services - 15.43% (continued)
8,000	Yahoo! Inc.*	$290,640
10,000	1-800-FLOWERS.COM, Inc.*	81,400
		2,701,730
	Software - 10.93%
5,000	Adobe Systems Incorporated	232,500
7,000	Bottomline Technologies, Inc.*	73,850
3,000	Cognos, Inc.*(1)	108,480
2,000	Kronos Incorporated*	82,400
5,000	Magma Design Automation, Inc.*	96,150
5,000	Openwave Systems Inc.*	63,500
10,000	Parametric Technology Corporation*	50,000
12,000	Red Hat, Inc.*	275,640
15,000	RSA Security Inc.*	307,050
3,000	SAP AG ADR(1)	125,430
2,000	Synopsys, Inc.*	56,860
3,000	Verint Systems Inc.*	102,660
14,000	VeriSign, Inc.*	278,600
5,000	Witness Systems, Inc.*	60,750
		1,913,870
	Telecommunications - 6.45%
2,000	America Movil S.A. de C.V. ADR(1)	72,740
14,000	CIENA Corporation*	52,080
5,000	Cisco Systems, Inc.*	118,500
4,000	Comverse Technology, Inc.*	79,760
5,500	Juniper Networks, Inc.*	135,135
9,000	Millicom International Cellular S.A.*(1)	196,740
5,000	Nextel Communications, Inc.*	133,300
10,000	Nortel Networks Corporation*(1)	49,900
4,000	QUALCOMM Inc.	291,920
		1,130,075
	Utilities - 0.97%
1,000	AO VimpelCom ADR(1)*	96,450
8,000	Korea Electric Power Corporation ADR(1)	73,280
		169,730
	TOTAL COMMON STOCKS
	(Cost $13,207,194)	16,793,567

See notes to the financial statements.

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THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2004 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS - 1.59%
$150,000	General Electric
	Capital Corporation,
	5.00%, 12/18/2018	$143,923
150,000	SPACEHAB, Incorporated,
	8.00%, 10/15/2007	135,375

	TOTAL CORPORATE BONDS
	(Cost $259,083)	279,298

	SHORT-TERM
	INVESTMENTS - 3.32%
581,239	First American Government Obligations Fund	581,239

	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $581,239)	581,239

	TOTAL INVESTMENTS
	(Cost $14,047,516) - 100.81%.	17,654,104

	LIABILITIES, LESS
	OTHER ASSETS - (0.81)%	(141,847)

	TOTAL NET
	ASSETS - 100.00%	$17,512,257

* Non-income producing security.
ADR - American Depositary Receipts.
(1) Foreign security.

See notes to the financial statements.

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THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)

ASSETS:
Investments, at value (cost $14,047,516)	$17,654,104
Cash	980
Dividends and interest receivable	8,628
Receivable for investments sold	499,169
Receivable for fund shares issued	8,000
Prepaid expenses	9,462
Total assets	18,180,343

LIABILITIES:
Investment advisory fee payable	7,019
Shareholder servicing fee payable	3,510
Payable for investment securities purchased	613,099
Payable for fund shares redeemed	11,547
Accrued expenses and other payables	32,911
Total liabilities	668,086
NET ASSETS	$17,512,257

NET ASSETS CONSIST OF:
Capital stock	$16,555,430
Accumulated undistributed net realized loss on investments	(2,649,761)
Net unrealized appreciation on investments	3,606,588
TOTAL NET ASSETS	$17,512,257

Net asset value, redemption and offering price per share ($17,512,257/2,382,664 shares outstanding)	$7.35

See notes to the financial statements.

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THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $890)	$94,809
Interest income	15,172
Total investment income	109,981

EXPENSES:
Investment advisor fees (Note 4)	43,550
Shareholder servicing fees (Note 4)	21,775
Transfer agent and accounting services	29,996
Administration fees	16,090
Professional fees	14,352
Directors’ fees and expenses	5,858
Custody fees	5,930
Federal and state registration fees	7,252
Reports to shareholders	2,872
Insurance expense	1,174
Net expenses	148,849
NET INVESTMENT LOSS	(38,868)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	868,460
Change in unrealized appreciation (depreciation) on investments	(715,738)
Net realized and unrealized gain on investments	152,722

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,854

See notes to the financial statements.

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THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2004	For the year ended December 31, 2003
	(Unaudited)
OPERATIONS:
Net investment loss	$(38,868)	$(165,139)
Net realized gain (loss) on investment transactions	868,460	(102,790)
Change in unrealized appreciation (depreciation) on investments	(715,738)	6,052,372
Net increase in net assets resulting from operations	113,854	5,784,443

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	883,070	2,704,026
Cost of shares redeemed	(852,219)	(2,729,704)
Net increase (decrease) in net assets resulting from capital share transactions	30,851	(25,678)

TOTAL INCREASE IN NET ASSETS	144,705	5,758,765

NET ASSETS:
Beginning of period	17,367,552	11,608,787
End of period	$17,512,257	$17,367,552

See notes to the financial statements.

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THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2004 (Unaudited)

1.	Organization
The Wall Street Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Wall Street Management Corporation (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its

See notes to the financial statements.

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THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2004 (Unaudited)

capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income -Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.	Investment Transactions
Purchases and sales of securities for the period ended June 30, 2004, excluding short-term investments, aggregated $14,138,056 and $14,194,159 respectively. There were no purchases or sales of long-term U.S. government securities.

4.	Investment Advisor
The Fund has an investment advisory agreement with Wall Street Management Corporation. ("WSMC" or the "Advisor"). The Advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisor fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.

The Fund has a shareholder servicing agreement (a "Servicing Agreement") with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the six months ended June 30, 2004, the Advisor received $21,775 in shareholder servicing fees.

The Advisor also serves as the Fund’s principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.

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5.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	$	Shares	$	Shares
Shares sold	$883,070	119,700	$2,704,026	434,317
Shares redeemed	(852,219)	(115,429)	(2,729,704)	(439,785)

Net increase(decrease)	$30,851	4,271	$(25,678)	(5,468)

Shares Outstanding:
Beginning of Period		2,378,393		2,383,861
End of Period		2,382,664		2,378,393

6.	Information for Federal Income Tax Purposes
At December 31, 2003, the Fund had accumulated net realized capital loss carryovers of $3,395,465 that will expire between December 31, 2009 and December 31, 2011. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

7.	Information about Proxy Voting (Unaudited)
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004.

See notes to the financial statements.

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	Six Months Ended June 30,		Year Ended December 31,
	2004		2003	2002	2001	2000	1999		1998		1997	1996	1995	1994
(Unaudited)
Per share data:
Net asset value, beginning of period	$7.30		$4.87	$7.65	$10.09	$12.43	$9.39		$7.34		$7.96	$8.19	$7.42	$8.03

Income from investment operations:
Net investment loss (1)	(0.02)		(0.07)	(0.08)	(0.07)	(0.10)	(0.10)		(0.11)		(0.08)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gains (losses) on investments	0.07		2.50	(2.70)	(2.29)	0.76	5.73		2.39		(0.13)	0.98	2.60	(0.38)
Total from investment operations	0.05		2.43	(2.78)	(2.36)	0.66	5.63		2.28		(0.21)	0.92	2.57	(0.40)

Less distributions:
Distributions from net realized gains from security transactions	—		—	—	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)	(1.15)	(1.80)	(0.21)
Total distributions	—		—	—	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)	(1.15)	(1.80)	(0.21)

Net asset value, end of period	$7.35		$7.30	$4.87	$7.65	$10.09	$12.43		$9.39		$7.34	$7.96	$8.19	$7.42

Total return (2)	0.68%	(4)	49.90%	(36.34)%	(23.15)%	3.41%	62.88%		31.40%		(2.37)%	11.45%	36.50%	(4.86)%

Supplemental data and ratios:
Net assets, end of period (000’s)	$17,512		$17,368	$11,609	$19,408	$22,576	$22,181		$18,319		$15,577	$15,939	$14,383	$11,080
Ratio of gross operating expenses to average net assets	1.71%	(5)	1.92%	2.08%	1.70%	1.45%	1.92%		1.89%		1.82%	1.84%	2.02%	2.12%
Ratio of operating expenses to average net assets, net of reimbursement	1.71%	(5)	1.85%	1.84%	1.68%	1.45%	1.80%	(3)	1.89%	(3)	1.82%	1.82%	1.90%	1.96%
Ratio of gross investment loss to average net assets	(0.45)	%(5)	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%		(1.33)%		(0.96)%	(0.70)%	(0.50)%	(0.47)%
Ratio of investment loss to average net assets, net of reimbursement	(0.45)	%(5)	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11%	)(3)	(1.33%	)(3)	(0.96)%	(0.68)%	(0.38)%	(0.31)%
Portfolio turnover rate	83.43%		94.46%	124.51%	110.24%	92.59%	104.18%		165.84%		121.12%	142.11%	143.27%	89.01%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.
(3) These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.
(4) Not Annualized.
(5) Annualized.

See notes to the financial statements.

7

Dear Shareholders,

We are pleased to report your fund’s net asset value increased modestly for the first six months of the year and +23.6% for the past twelve months.

With days left before the election in 1980, candidate Reagan asked the famous question "Are you better off today than four years ago?" Given the then current "malaise", inflation, an energy crisis, unemployment, and the longstanding hostage standoff, the answer was pretty much self-evident. If one posits that all elections essentially revolve around the answer to that rhetorical question, what is the outlook today? Our purpose here, of course, is not to forecast the election, but rather to discuss the economy’s and the market’s direction over the next several months. We are in the early stages of a sustainable economic growth. A review of the current environment, its positive trends and unique cross currents, gives us confidence in this outlook.

As has been evident since the recovery began, we are blessed with a resilient economy, whose defining qualities -diverse, innovative, and competitive - are its fundamental strength. The times may be challenging, and the press coverage frightening, but the underlying economy is dynamic and full of potential that is being unleashed at varying rates. The fundamental picture has continued to improve, even as the visible picture has remained cloudy.

Over the past several months, we have been impressed with the generally good news about the economy. With the exception of the most recent June report, employment gains have been robust; despite the visible increases in energy and commodity costs, inflation has remained in check; GDP growth has been strong, yet at a normal moderating pace with the usual fits and starts, suggesting that it is sustainable. Corporate profits have strengthened, as corporations have been able to sustain modest price improvements that have benefited profitability. Leading indicators remain positive, while consumer confidence stands at high levels, and business confidence is climbing. Interest rates remain at near record lows. All in all, this is a laudable situation.

Much of the second quarter of 2004 was dominated by fears of impending Federal Reserve tightening. Chairman Greenspan actually spent most of the period talking about potential increases, using terms like "measured", and cautioning that the Fed would respond to the inflation environment that was observed. It was only at the end of the quarter that the Fed actually took action on the key interest rates it controls. During this time, there were comparisons to the last major period of Fed tightening, 1994, which was problematic for bond investors and equity holders. Moreover, pundits foresaw a doomsday scenario for consumers, given the large and growing amount of floating rate debt outstanding, largely tied to real estate. It has been our view that such a drastic development today is unlikely, and that interest rates should follow the benign pattern of the 1950’s and early 1960’s, not the virulent pattern of the fretful 1970’s and early 1980’s.

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We have previously observed that the renewed strength in the economy, visible over the past twelve months and discounted by the market beginning some fifteen months ago, was a function of steady consumer demand, and the long awaited release of pent-up corporate demand, largely for information technology. IT spending peaked at a $440 billion annual rate in the Y2K environment of late 1999, and fell to a low of $300 billion at the trough late in 2002. We believe that spending has recovered to a $360 billion rate recently, and that this recovery should continue, driven by product replacement, new applications, and a continued drive for productivity enhancements.

In the current year, there have been some significant drags on the economy, which have actually served to make the positive outlook more sustainable. First, there has been the overhang of the Iraq war and the threats of terrorism, situations that at times seem intractable. Second, there has been the "tax" of higher gas pump prices, which has certainly slowed the business of low-end retailers, and impacted incremental discretionary spending. But most importantly, it has been the Federal Reserve, which had largely curtailed the aggressive money supply growth evident during 2003. From December to May, put simply, the 4% plus year over year rate in money base growth was insufficient to overheat the economy, let alone lift the markets. For robust growth, a better than 6% plus rate of money supply growth is required. This rate would still not run much risk of "overheating". We think that the Fed has room to step up monetary growth; indeed, very recent data seem to indicate a renewal to the 5% - 6% plus growth rate.

The markets’ response to the set of countervailing forces, strong demand with real offsets, has been essentially to do nothing. During the last quarter, the markets provided only modest returns with the S&P 500 gaining 1.3%. The Dow was off 0.2%. The Russell 2000 added 0.5%. The Lehman Bond index sold off 2.5%, anticipating a fed "tightening" on June 29th, and has since largely improved since that announcement. Over the next several months, we believe we will see the ascendancy of growth in general across all capitalizations.

For all of 2004, the market has been in a narrow trading range of some 8% from peak to trough, between 1080 and 1160 on the S&P 500 index. Since the late 1970’s, there have only been four instances where such a narrow range has been sustained for so long. The more markets move sideways, the more powerful is the lift when the markets move up, as a coiled spring. General Electric’s chairman, Jeffrey Immelt, observed last week that "this is the best economy we have seen in years." This underlying strength will be reflected in the markets. If not now, it is only a question of when.

July 22, 2004
Sincerely,

Robert P. Morse President

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DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney-Weintz
Harlan K. Ullman

OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer

INVESTMENT ADVISOR PRINCIPAL UNDERWRITER
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169

CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin 53201

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, Wisconsin 53202

THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

SEMI-ANNUAL REPORT

June 30, 2004

A diversified mutual fund that invests in common stocks of growth-oriented companies.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 10. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Wall Street Fund, Inc.

By (Signature and Title) /s/Robert P. Morse
Robert P. Morse, President

Date                8/24/04

By (Signature and Title) /s/Jian H. Wang
Jian H. Wang, Treasurer

Date                8/24/04